                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 14, 1998

                              @ Entertainment, Inc.
--------------------------------------------------------------------------------
              (Exact name of Registrant as Specified in Charter)

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

     Delaware                       000-22877                     06-1487156
-------------------------         -------------             ----------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
    of Incorporation)              File Number)               Identification No.)

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                                 One Commercial Plaza
                           Hartford, Connecticut 06103-3585
                 ----------------------------------------------------
                       (Address of Principal Executive Offices)

                                    (860) 549-1674
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

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Item 5. Other Events.

   On July 14, 1998, @ Entertainment, Inc. (the "Company") announced that it has completed a debt offering to qualified institutional buyers with gross proceeds of approximately $125 million, pursuant to Rule 144A of the Securities Act of 1933. A copy of the press release is attached as Exhibit
99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
    (a) Financial statements of businesses acquired.

        Not applicable.

    (b) Pro forma financial information.

        Not applicable.

    (c) Exhibits.


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

                        Number         Description
                        ------         -----------
                        99.1            Press Release of @ Entertainment, Inc.
                                        dated July 14, 1998.

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

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        @ Entertainment, Inc.

Date: July 15, 1998                   By:  /s/  Przemyslaw Szmyt
                                         ------------------------------
                                         By: Przemyslaw Szmyt
                                         Its: Vice President, Secretary
                                                and General Counsel

                                 EXHIBIT INDEX


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

Exhibit Number       Description
--------------       ------------
99.1                 Press Release of @ Entertainment, Inc. dated July 14, 1998.

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